UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934


Date of Report (Date of earliest event reported): August 14, 2000


                         Umpqua Holdings Corporation
                         ---------------------------
            (Exact Name of Registrant as specified in its charter)


Oregon                              000-25597                93 - 1261319
---------------                     ---------                ------------
(State or other                     (Commission              (IRS Employer
jurisdiction                        File Number)             Identification No.
of incorporation)

445 S.E. Main Street, Roseburg, Oregon                                   97470
--------------------------------------                                --------
Address of Principal Executive Office                                 Zip Code

Registrant's telephone number including area code  541-440-3961
                                                   ------------



 (Former name or former address, if changed since last report)


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Item 5.  Other Information

      On August 14, 2000, the registrant issued a press release announcing that it had entered into a "merger of equals" with VRB Bancorp pursuant to an Agreement and Plan of Reorganization by and among Umpqua Holdings Corporation, its wholly owned banking subsidiary South Umpqua Bank, VRB Bancorp and its wholly owned banking subsidiary, Valley of the Rogue Bank. A copy of the press release is attached as an exhibit to this report on Form 8-K.

Item 7.  Financial Statements and Exhibits

      (a)   Financial statements of business acquired.

            Not applicable.


      (b)   Exhibits.

            The following exhibits are being filed herewith and this list shall constitute the exhibit index:

      Exhibit

      99    Press Release



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UMPQUA HOLDINGS CORPORATION
                                          (Registrant)



Date:  August 15, 2000              By:    /s/  Daniel A. Sullivan
                                          ------------------------------------
                                          Daniel A. Sullivan
                                          Senior Vice President and Chief
                                          Financial Officer


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